                                                                      EXHIBIT 99



                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


COLLECTION PERIOD BEGINNING:          8/1/2002
COLLECTION PERIOD ENDING:            8/31/2002
PREV. DISTRIBUTION/CLOSE DATE:       8/21/2002
DISTRIBUTION DATE:                   9/12/2002
DAYS OF INTEREST FOR PERIOD:                22
DAYS OF COLLECTION PERIOD                   31
MONTHS SEASONED:                             1


                                                                  ORIGINAL
 PURCHASES            UNITS    CUT-OFF DATE    CLOSING DATE     POOL BALANCE
 ---------            -----    ------------    ------------     ------------
 INITIAL PURCHASE     57,520     7/31/2002       8/21/2002    879,123,207.32




                      ------                                  --------------
 TOTAL                57,520                                  879,123,207.32
                      ------                                  --------------



I. ORIGINAL DEAL PARAMETERS

                                                  DOLLAR AMOUNT                  # OF CONTRACTS
                  Original Portfolio:            $ 879,123,207.32                      57,520

                                                                                                               LEGAL FINAL
                  Original Securities:             DOLLAR AMOUNT                      COUPON                     MATURITY
                      Class A-1 Notes            $ 202,000,000.00                    1.72313%                   9/12/2003
                      Class A-2 Notes              231,000,000.00                    1.99000%                   1/12/2006
                      Class A-3 Notes              187,000,000.00                    2.62000%                   2/12/2007
                      Class A-4 Notes              206,374,000.00                    3.24000%                   8/12/2009
                      Class B Notes                 52,749,207.32                    8.00000%                   8/12/2009
                                                 ---------------
                          Total                  $ 879,123,207.32

II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

           (1)    Beginning of period Aggregate Principal Balance                                            (1)    879,123,207.32
                                                                                                                ------------------

           (2)    Subsequent Receivables Added                                                               (2)                --
                                                                                                                ------------------

                  Monthly Principal Amounts

                    (3)   Principal Portion of Scheduled Payments Received       (3)   7,995,903.22
                                                                                    ---------------
                    (4)   Principal Portion of Prepayments Received              (4)   4,618,592.06
                                                                                    ---------------
                    (5)   Principal Portion of Liquidated Receivables            (5)      12,117.70
                                                                                    ---------------
                    (6)   Aggregate Amount of Cram Down Losses                   (6)             --
                                                                                    ---------------
                    (7)   Other Receivables adjustments                          (7)     140,177.37
                                                                                    ---------------

                    (8)   Total Principal Distributable Amounts                                              (8)     12,766,790.35
                                                                                                                ------------------

           (9)    End of Period Aggregate Principal Balance                                                  (9)    866,356,416.97
                                                                                                                ==================

           (10)   Pool Factor  (Line 9 / Original Pool Balance)                                             (10)           98.5478%
                                                                                                                ==================

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                                                   CLASS A-1         CLASS A-2        CLASS A-3          CLASS A-4
                                                                   ---------         ---------        ---------          ---------
           (11)   Original Note Balance                         $ 202,000,000.00   231,000,000.00   187,000,000.00    206,374,000.00
                                                                --------------------------------------------------------------------

           (12)   Beginning of period Note Balance                202,000,000.00   231,000,000.00   187,000,000.00    206,374,000.00
                                                                --------------------------------------------------------------------

           (13)   Noteholders' Principal Distributable
                  Amount                                           12,766,790.35               --               --               --
           (14)   Class A Noteholders' Accelerated
                  Principal Amount                                  9,798,006.81               --               --               --
           (15)   Class A Noteholders' Principal
                  Carryover Amount                                            --               --               --               --
           (16)   Policy Claim Amount                                         --               --               --               --
                                                                --------------------------------------------------------------------
           (17)   End of period Note Balance                      179,435,202.84   231,000,000.00   187,000,000.00   206,374,000.00
                                                                 ===================================================================

           (18)   Note Pool Factors  (Line 17 / Line 11)                 88.8293%        100.0000%        100.0000%        100.0000%
                                                                --------------------------------------------------------------------

           (19)   Class A Noteholders' Ending Note Balance        803,809,202.84

           (20)   Class B Noteholders' Ending Note Balance         52,749,207.32

           (21)   Class A Noteholders' Beginning Note
                  Balance                                         826,374,000.00

           (22)   Class B Noteholders' Beginning Note
                  Balance                                          52,749,207.32

           (23)   Total Noteholders Principal Distribution for
                  Collection Period                                22,564,797.16

           (24)   Total Noteholders Interest Distribution for
                  Collection Period                                 1,402,871.49



                                                                       CLASS B             TOTAL
                                                                       -------             -----
           (11)   Original Note Balance                             52,749,207.32   $ 879,123,207.32
                                                                ------------------------------------

           (12)   Beginning of period Note Balance                  52,749,207.32     879,123,207.32
                                                                ------------------------------------

           (13)   Noteholders' Principal Distributable
                  Amount                                                       --      12,766,790.35
           (14)   Class A Noteholders' Accelerated
                  Principal Amount                                                      9,798,006.81
           (15)   Class A Noteholders' Principal
                  Carryover Amount                                                                --
           (16)   Policy Claim Amount                                                             --
                                                                ------------------------------------
           (17)   End of period Note Balance                        52,749,207.32     856,558,410.16
                                                                ====================================

           (18)   Note Pool Factors  (Line 17 / Line 11)                 100.0000%           97.4333%
                                                                ------------------------------------

           (19)   Class A Noteholders' Ending Note Balance

           (20)   Class B Noteholders' Ending Note Balance

           (21)   Class A Noteholders' Beginning Note
                  Balance

           (22)   Class B Noteholders' Beginning Note
                  Balance

           (23)   Total Noteholders Principal Distribution for
                  Collection Period

           (24)   Total Noteholders Interest Distribution for
                  Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE




IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

           (25)   Total Monthly Principal Collection Amounts                                         (25)   12,766,790.35
                                                                                                         ----------------
           (26)   Required Pro Forma Class A Note Balance (88% x Line 9)  (26)   762,393,646.93
                                                                              -----------------
           (27)   Pro Forma Class A Note Balance (Line 21 minus Line 8)   (27)   813,607,209.65
                                                                              -----------------
           (28)   Step-Down Amount (Max of 0 or (Line 26 minus Line 27))  (28)               --                        --
                                                                              ------------------         ----------------
           (29)   Principal Distribution Amount (Line 25 minus Line 28)                              (29)   12,766,790.35
                                                                                                         ================

V. RECONCILIATION OF COLLECTION ACCOUNT:

                  AVAILABLE FUNDS

                   (30)   Interest Collections                            (30)    12,454,588.24
                                                                              -----------------
                   (31)   Repurchased Loan Proceeds Related to Interest   (31)               --
                                                                              -----------------
                   (32)   Principal Collections                           (32)     7,995,903.22
                                                                              -----------------
                   (33)   Prepayments in Full                             (33)     4,618,592.06
                                                                              -----------------
                   (34)   Prepayments in Full Due to Administrative
                          Repurchases                                     (34)               --
                                                                              -----------------
                   (35)   Repurchased Loan Proceeds Related to Principal  (35)       140,177.37
                                                                              -----------------
                   (36)   Collection of Supplemental Servicing -
                          Extension and Late Fees                         (36)       116,740.65
                                                                              -----------------
                   (37)   Collection of Supplemental Servicing - Repo
                          and Recovery Fees Advanced                      (37)               --
                                                                              -----------------
                   (38)   Liquidation Proceeds                            (38)         1,800.00
                                                                              -----------------
                   (39)   Recoveries from Prior Month Charge-Offs         (39)               --
                                                                              -----------------
                   (40)   Investment Earnings - Collection Account        (40)         8,809.47
                                                                              -----------------
                   (41)   Investment Earnings - Spread Account            (41)        13,400.59
                                                                              -----------------
                   (42)   Total Available Funds                                                      (42)   25,350,011.60
                                                                                                         ----------------

                  DISTRIBUTIONS:

                   (43)   Base Servicing Fee - to Servicer                (43)     1,648,356.01
                                                                              -----------------
                   (44)   Supplemental Servicing Fee - to Servicer        (44)       116,740.65
                                                                              -----------------
                   (45)   Indenture Trustee Fees                          (45)           250.00
                                                                              -----------------
                   (46)   Owner Trustee Fees                              (46)               --
                                                                              -----------------
                   (47)   Backup Servicer Fees                            (47)               --
                                                                              -----------------

                  NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT


                                         BEGINNING       INTEREST     INTEREST                          CALCULATED
                             CLASS     NOTE BALANCE      CARRYOVER     RATE       DAYS    DAYS BASIS     INTEREST
                           ----------------------------------------------------------------------------------------
                   (48)    Class A-1   202,000,000.00        --       1.72313%     22    Act.Days/360   212,710.83


                   (49)    Class A-2   231,000,000.00        --       1.99000%     21       30/360      268,152.50


                   (50)    Class A-3   187,000,000.00        --       2.62000%     21       30/360      285,798.33


                   (51)    Class A-4   206,374,000.00        --       3.24000%     21       30/360      390,046.86


                   (52)     Class B     52,749,207.32        --       8.00000%     21       30/360      246,162.97
                           ----------------------------------------------------------------------------------------

                                                                          (48)       212,710.83
                                                                              -----------------
                                                                          (49)       268,152.50
                                                                              -----------------
                                                                          (50)       285,798.33
                                                                              -----------------
                                                                          (51)       390,046.86
                                                                              -----------------
                                                                          (52)       246,162.97
                                                                              -----------------
                  NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT


                                          PRINCIPAL    PRINCIPAL     EXCESS       MANDATORY                     TOTAL
                              CLASS     DISTRIBUTION   CARRYOVER   PRIN. DUE   NOTE PREPAYMENT                PRINCIPAL
                           ---------------------------------------------------------------------------------------------
                   (53)     Class A-1  12,766,790.35      --            --                 --         --   12,766,790.35


                   (54)     Class A-2             --      --            --                 --         --              --


                   (55)     Class A-3             --      --            --                 --         --              --


                   (56)     Class A-4             --      --            --                 --         --              --


                   (57)      Class B              --      --            --                 --         --              --
                           ---------------------------------------------------------------------------------------------

                                                                          (53)    12,766,790.35
                                                                              -----------------
                                                                          (54)               --
                                                                              -----------------
                                                                          (55)               --
                                                                              -----------------
                                                                          (56)               --
                                                                              -----------------
                                                                          (57)               --
                                                                              -----------------
                   (58)   Insurer Premiums - to AMBAC                     (58)               --
                                                                              -----------------

                   (59)   Total Distributions                                                        (59)   15,935,008.50
                                                                                                        -----------------
           (60)   Excess Available Funds (or Premium Claim Amount)                                   (60)    9,415,003.10
                                                                                                        ----------------

           (61)   Deposit to Spread Account to Increase to Required Level                            (61)              --
                                                                                                        -----------------
           (62)   Amount available for Noteholders' Accelerated
                  Principle Amount                                                                   (62)    9,415,003.10
                                                                                                        -----------------
           (63)   Amount available for Deposit into the Note Distribution
                  Account                                                                            (63)              --
                                                                                                        -----------------


VI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

           (64)   Excess Available Funds After Amount to Increase Spread
                  to Required Level (Line 60 minus Line 61)               (64)     9,415,003.10
                                                                              -----------------
           (65)   Spread Account Balance in Excess of Required Spread
                  Balance                                                 (65)       383,003.71
                                                                              -----------------
           (66)   Total Excess Funds Available                            (66)     9,798,006.81
                                                                              -----------------
           (67)   Pro Forma Class A Note Balance (Line 21 minus Line 8)   (67)   813,607,209.65
                                                                              -----------------
           (68)   Required Pro Forma Class A Note Balance (88% x Line 9)  (68)   762,393,646.93
                                                                              -----------------
           (69)   Excess of Pro Forma Balance over Required Balance
                  (Line 67 minus Line 68)                                 (69)    51,213,562.72
                                                                              -----------------
           (70)   Lesser of (Line 68) or (Line 69)                        (70)    51,213,562.72
                                                                              -----------------
           (71)   Accelerated Principal Amount (Lesser of
                  Line 66 or 70)                                                                     (71)    9,798,006.81
                                                                                                        -----------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE



VII. RECONCILIATION OF SPREAD ACCOUNT:                                   INITIAL DEPOSIT                                 TOTAL
                                                                         -----------------------------------------------------------

  (72)            INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS           26,373,696.22                               26,373,696.22
                                                                                                                     ---------------
  (73)            BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                     (73) 26,373,696.22
                                                                                                                     ---------------
                  ADDITIONS TO SPREAD ACCOUNT
           (74)   Deposit from Collection Account (Line 61)                                (74)             --
                                                                                              ----------------
           (75)   Investments Earnings                                                     (75)      13,400.59
                                                                                              ----------------
           (76)   Deposits Related to Subsequent Receivables Purchases                     (76)             --
                                                                                              ----------------
           (77)   Total Additions                                                                                (77)     13,400.59
                                                                                                                     ---------------

                  SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS AND
                  SPREAD ACCOUNT REQUIREMENT AMOUNT                                                              (78) 26,387,096.81
                                                                                                                     ---------------
           (79)   3% of the Ending Pool Balance (3% x Line 9)                              (79)  25,990,692.51
                                                                                              ----------------
           (80)   Floor Amount (1.5% of Original Pool Balance)            13,186,848.11    (80)             --
                                                                                              ----------------
           (81)   If a Spread Cap Event exists then 6% of the
                  Ending Pool Balance                                                --    (81)             --
                                                                                              ----------------
           (82)   If a Trigger Event exists then an unlimited amount
                  as determined by the Controlling Party                                   (82)             --
                                                                                              ----------------
           (83)   Spread Account Requirement                                                                     (83) 25,990,692.51
                                                                                                                     ---------------
                  WITHDRAWALS FROM SPREAD ACCOUNT

           (84)   Withdrawal pursuant to Section 5.1(b) (Transfer
                  Investment Earnings to the Collection Account)                           (84)      13,400.59
                                                                                              ----------------
           (85)   Withdrawal pursuant to Section 5.7(Spread Account
                  Draw Amount)                                                             (85)             --
                                                                                              ----------------
           (86)   Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
                  amounts owed to the Insurer)                                             (86)             --
                                                                                              ----------------
           (87)   Withdrawal pursuant to Section 5.7(b)(xiii)
                  (Other unpaid amounts owed to the Insurer)                               (87)             --
                                                                                              ----------------
           (88)   Withdrawal pursuant to Section 5.7(b)(xiv)
                  (Note Distribution Account - Class A Noteholders'
                  Accelerated Principal Amount)                                            (88)     383,003.71
                                                                                              ----------------
           (89)   Withdrawal pursuant to Section 5.7(b)(xv)
                  (Note Distribution Account - Class B Noteholders'
                  Principal)                                                               (89)             --
                                                                                              ----------------

           (90)   Total Withdrawals                                                        (90)     396,404.30
                                                                                              ----------------
                                                                                                                 (91)    396,404.30
                                                                                                                     ---------------

                  END OF PERIOD SPREAD ACCOUNT BALANCE                                                           (92) 25,990,692.51
                                                                                                                     ---------------

VIII.             CALCULATION OF OC LEVEL AND OC PERCENTAGE

           (93)   Aggregate Principal Balance                                              (93) 866,356,416.97
                                                                                              ----------------
           (94)   End of Period Class A Note Balance                                       (94) 803,809,202.84
                                                                                              ----------------
           (95)   Line 93 less Line 94                                                     (95)  62,547,214.13
                                                                                              ----------------
           (96)   OC Level (Line 95 / Line 93)                                             (96)          7.22%
                                                                                              ----------------
           (97)   Ending Spread Balance as of a percentage of
                  Aggregate Principal Balance (Line 92 / Line 93)                          (97)          3.00%
                                                                                              ----------------
           (98)   OC Percentage (Line 96 + Line 97)                                                              (98)         10.22%
                                                                                                                     ---------------

IX.               AMOUNTS DUE TO CERTIFICATEHOLDER

           (99)   Beginning of Period Class B Noteholder Balance                                                 (99) 52,749,207.32
          (100)   Funds Available to the Class B Noteholder                                                     (100)            --
          (101)   Remaining Balance to the Certificateholder                                                    (101)            --




By:     (S)/Mike Wilhelms
        ------------------------------------------
Name:   Mike Wilhelms
        ------------------------------------------
Title:  Sr. VP & Chief Financial Officer
        ------------------------------------------
Date:   5-Sep-2002
        ------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.



COLLECTION PERIOD BEGINNING:     08/01/2002     Original Pool Balance                                      $ 879,123,207.32
COLLECTION PERIOD ENDING:        08/31/2002
PREV. DISTRIBUTION/CLOSE DATE:   08/21/2002     Beginning of Period Pool Balance                             879,123,207.32
DISTRIBUTION DATE:               09/12/2002     Principal Reduction during preceding Collection Period        12,766,790.35
DAYS OF INTEREST FOR PERIOD:             22     End of Period Pool Balance                                 $ 866,356,416.97
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                          1


I. COLLECTION PERIOD NOTE BALANCE CALCULATION:               CLASS A-1           CLASS A-2        CLASS A-3         CLASS A-4
                                                           -----------------------------------------------------------------------
      (1)       Original Note Balance                  (1) $202,000,000.00   $231,000,000.00   $187,000,000.00   $206,374,000.00
                                                           -----------------------------------------------------------------------

      (2)       Beginning of Period Note Balance       (2)  202,000,000.00    231,000,000.00    187,000,000.00    206,374,000.00

      (3)       Note Principal Payments                (3)   22,564,797.16              0.00              0.00              0.00

      (4)       Preliminary End of period Note Balance (4)  179,435,202.84    231,000,000.00    187,000,000.00    206,374,000.00
                                                           -----------------------------------------------------------------------

      (5)       Policy Claim Amount                    (5)            0.00              0.00              0.00              0.00

      (6)       End of period Note Balance             (6)  179,435,202.84    231,000,000.00    187,000,000.00    206,374,000.00
                                                          ========================================================================

      (7)       Note Pool Factors  (6) / (1)           (7)      88.8293083%      100.0000000%      100.0000000%      100.0000000%
                                                          ========================================================================



I. COLLECTION PERIOD NOTE BALANCE CALCULATION:                  CLASS B             TOTAL
                                                           -----------------------------------
      (1)       Original Note Balance                  (1)    $52,749,207.32   $879,123,207.32
                                                           -----------------------------------

      (2)       Beginning of Period Note Balance       (2)     52,749,207.32    879,123,207.32

      (3)       Note Principal Payments                (3)              0.00     22,564,797.16

      (4)       Preliminary End of period Note Balance (4)     52,749,207.32    856,558,410.16
                                                           -----------------------------------

      (5)       Policy Claim Amount                    (5)              0.00              0.00

      (6)       End of period Note Balance             (6)     52,749,207.32    856,558,410.16
                                                          ====================================

      (7)       Note Pool Factors  (6) / (1)           (7)       100.0000000%       97.4332611%
                                                          ====================================


II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT         CLASS A-1            CLASS A-2        CLASS A-3         CLASS A-4
                                                           -----------------------------------------------------------------------
      (8)       Note Interest Payments                (8)       212,710.83        268,152.50        285,798.33        390,046.86
      (9)       Interest Carryover Amount             (9)             0.00              0.00              0.00              0.00


II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT            CLASS B              TOTAL
                                                           ----------------------------------
      (8)       Note Interest Payments                (8)        246,162.97      1,402,871.49
      (9)       Interest Carryover Amount             (9)              0.00              0.00


III. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE             CLASS A-1           CLASS A-2       CLASS A-3          CLASS A-4
                                                           ----------------------------------------------------------------------
     (10)       Principal Distribution               (10)           111.71              0.00              0.00              0.00
     (11)       Interest Distribution                (11)             1.05              1.16              1.53              1.89
                                                           ----------------------------------------------------------------------

     (12)       Total Distribution  (10) + (11)      (12)           112.76              1.16              1.53              1.89




III. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE                CLASS B             TOTAL
                                                           ----------------------------------
     (10)       Principal Distribution               (10)              0.00            111.71
     (11)       Interest Distribution                (11)              4.67             10.30
                                                           ----------------------------------

     (12)       Total Distribution  (10) + (11)      (12)              4.67            122.01


IV.             SERVICING FEE PAID TO SERVICER

     (13)       Base Servicing Fee Paid for Prior Collection Period                                          (13)       1,648,356.01
     (14)       Supplemental Servicing Fee Paid for Prior Collection Period                                  (14)         116,740.65
                                                                                                                --------------------
     (15)       Total Fees Paid to Servicer                                                                  (15)       1,765,096.66


V. COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                          CUMULATIVE                         MONTHLY
                                                                ------------------------------------------------------
     (16)       Original Number of Receivables                  (16)          57,520
                                                                ------------------------------------------------------
     (17)       Beginning of period number of Receivables       (17)          57,520                           57,520
     (18)       Number of Subsequent Receivables Purchased      (18)               0                                0
     (19)       Number of Receivables becoming Liquidated
                Receivables during period                       (19)               1                                1
     (20)       Number of Receivables becoming Purchased
                Receivables during period                       (20)               7                                7
     (21)       Number of Receivables paid off during period    (21)             298                              298
                                                                ------------------------------------------------------
     (22)       End of period number of Receivables             (22)          57,214                           57,214
                                                                ------------------------------------------------------


VI. STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                           ORIGINAL         PREV. MONTH      CURRENT
                                                                ------------------------------------------------------
     (23)       Weighted Average APR of the Receivables         (23)           18.03%             0.00%       18.03%
     (24)       Weighted Average Remaining Term of the
                Receivables                                     (24)            60.3              0.00         59.6
     (25)       Weighted Average Original Term of Receivables   (25)            64.7              0.00         64.7
     (26)       Average Receivable Balance                      (26)         $15,284                $0      $15,142
     (27)       Aggregate Realized Losses                       (27)              $0                $0      $10,318
                                                                ------------------------------------------------------


VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                Receivables with Scheduled Payment delinquent              UNITS             DOLLARS              PERCENTAGE
                                                                -------------------------------------------------------------
     (28)                   31-60 days                          (28)             788       $11,874,055               1.37%
     (29)                   61-90 days                          (29)               9           120,487               0.01%
     (30)                   over 90 days                        (30)               1             6,549               0.00%
                                                                -------------------------------------------------------------
     (31)                   Receivables with Scheduled Payment
                            delinquent more than 30 days at
                            end of period                       (31)             798       $12,001,091               1.39%
                                                                -------------------------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

     (32)       Total Net Liquidation Losses for the preceding Collection Period                              (32)       10,317.70
     (33)       Beginning of Period Pool Balance                                                              (33)  879,123,207.32
     (34)       Net Loss Rate                                                                                 (34)            0.00%


IV. MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

     (35)       Aggregate Principal Balance of Receivables extended
                during the preceding collection period                                                        (35)     1,305,716.31
     (36)       Beginning of Period Pool Balance                                                              (36)   879,123,207.32
     (37)       Monthly Extension Rate                                                                        (37)             0.15%


X. PERFORMANCE TESTS:

                DELINQUENCY RATE

                   (38)     Receivables with Scheduled Payment delinquent > 60 days
                            at end of preceding collection period ( 29 + 30 )        (38) $   127,036.03
                                                                                       -----------------
                   (39)     End of period Principal Balance                          (39) 866,356,416.97
                                                                                       -----------------
                   (40)     Delinquency Ratio (38) divided by (39)                                            (40)             0.01%
                                                                                                                 -------------------

                   (41)     Delinquency Rate Trigger Level for the Preceding
                            Collection Period                                                                 (41)             0.25%
                                                                                                                 -------------------

                   (42)     Preceding Collection Period Delinquency Rate Compliance                           (42)          PASS
                                                                                                                 -------------------

                ROLLING AVERAGE NET LOSS RATE

                   (43)     Net Loss Rate in Preceding Collection Period             (43)           0.00%
                                                                                       -----------------
                   (44)     Net Loss Rate in Second Preceding Collection Period      (44)           0.00%
                                                                                       -----------------
                   (45)     Net Loss Rate in Third Preceding Collection Period       (45)           0.00%
                                                                                       -----------------

                   (46)     Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                              (46)             0.00%
                                                                                                                 -------------------

                   (47)     Rolling Average Net Loss Rate Trigger Level for the
                            Preceding Collection Period                                                       (47)            14.00%
                                                                                                                 -------------------

                   (48)     Preceding Collection Period Rolling Average Net
                            Loss Rate Compliance                                                              (48)         PASS
                                                                                                                 -------------------

                AVERAGE MONTHLY EXTENSION RATE

                   (49)     Principal Balance of Receivables extended during
                            preceding Collection Period                          (49)               0.15%
                                                                                       -----------------
                   (50)     Principal Balance of Receivables extended during
                            the Second Preceding Collection Period               (50)               0.00%
                                                                                       -----------------
                   (51)     Principal Balance of Receivables extended during
                            the Third Preceding Collection Period                (51)               0.00%
                                                                                       -----------------

                   (52)     Average Monthly Extension Rate ((49) +(50) +(51)) / 3                             (52)             0.15%
                                                                                                                 -------------------

                   (53)     Average Monthly Extension Rate Compliance
                            (Extension Rate Maximum = 4%)                                                     (53)        PASS
                                                                                                                 -------------------





By:     (S)/Mike Wilhelms
        ------------------------------------------
Name:   Mike Wilhelms
        ------------------------------------------
Title:  Sr. VP & Chief Financial Officer
        ------------------------------------------
Date:   5-Sep-2002
        ------------------------------------------




                                       5